UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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The Alger Institutional Funds

(Name of Registrant as Specified In Its Charter)

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March 11, 2025
Dear Shareholder:
A special meeting of shareholders of Alger Focus Equity Fund (the “Fund”), a series of The Alger Institutional Funds (the “Trust”), has been scheduled for May 5, 2025 at 11:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed proxy statement. The Meeting will be held at the offices of Fred Alger Management, LLC (“Alger”), 100 Pearl Street, 28th Floor, New York, New York 10004.
You have received this letter and proxy statement because you were a shareholder of record of the Fund as of the close of business on March 6, 2025 (the “Record Date”). The purpose of the Meeting, as briefly summarized below in “Questions and Answers” and as described fully in the enclosed proxy statement, is to vote on the following proposal (the “Proposal”):
Proposal: To change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification.
The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.
Your vote is important. Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process. Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date. Whether or not you plan to attend the Meeting, we encourage you to carefully review the enclosed materials, which explain the Proposal in more detail. We urge you to respond to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. Instructions explaining how to vote are provided on the notice for the Meeting and your proxy card.
If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares.

If you have any questions about the Proposal to be voted on or the Meeting, please call Broadridge, the firm assisting us in the solicitation of proxies, toll free at (833) 215-7516 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Alger at (800) 992-3863 (Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern Time).
Sincerely,
Hal Liebes
President of the Trust
100 Pearl Street, 27th Floor
New York, New York 10004

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS
While we strongly encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided below a brief overview of the subject of the shareholder vote.
Questions and Answers
Q.	Why am I receiving this proxy statement?
A.
You are receiving these proxy materials, which include the proxy statement and your proxy card, because you have the right to vote on an important proposal (the “Proposal”) concerning Alger Focus Equity Fund (the “Fund”). The Proposal is described below.

Proposal: To change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification.
Q.	Why am I being asked to vote on the Proposal?
A.
The Investment Company Act of 1940, as amended (the “1940 Act”), requires the Fund to classify itself as either a “diversified company” or a “non-diversified company” and to recite in its registration statement its classification. The Fund currently is classified as a “diversified company” under the 1940 Act and has adopted a related fundamental policy on diversification. The Fund’s classification as a “diversified company” and its related fundamental investment policy on diversification may not be changed or eliminated without the approval of the Fund’s shareholders. As a result, shareholders of the Fund are being asked to approve the Proposal, which will change the Fund’s classification from a “diversified company” to a “non-diversified company” and eliminate its related fundamental investment policy on diversification. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. This means the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Q.	What is the difference between diversified companies and non-diversified companies?
A.
Under the 1940 Act, a fund is classified as diversified or non-diversified, which governs its ownership of securities of issuers in its portfolio. Under the 1940 Act, a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including

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receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company and places no single issuer limits on the fund due to that classification.
Q.	What is the purpose of the proposed change?
A.
Generally, the purpose of the proposed change is to increase the Fund’s investment flexibility. The Fund currently is classified as a “diversified company” and has a related fundamental investment policy on diversification. As a result, the Fund is limited in its ownership of the securities of single issuers. The Fund’s portfolio managers believe the Fund’s classification as a diversified company limits the Fund’s ability to take advantage of certain investment opportunities. In contrast, the Fund’s style-specific benchmark index, the Russell 1000 Growth Index, is not limited by the 1940 Act diversification requirement. Over the past several years, certain issuers contained in this benchmark index have experienced significant increases in their market capitalizations. As a result, the index has become much more concentrated at the individual stock level. The current level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain the Fund’s ability to fully achieve target exposures to individual securities and limits its ability to invest above 5% of its portfolio in certain issuers. Additionally, this index concentration forces the Fund’s portfolio to be underweight as compared to some of the top holdings in its benchmark, even if the Fund’s portfolio managers find such holdings to be attractive investment opportunities. This limitation can hinder the Fund’s ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. Shareholder approval of the Proposal would allow the Fund to operate as a non-diversified company, which would provide the Fund’s portfolio managers with additional investment flexibility and the potential to enhance the Fund’s performance.

Q.	How does the Board recommend that I vote?
A.
The Board of Trustees (the “Board”) has reviewed and approved the Proposal. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Fund as defined in the 1940 Act), determined that the Proposal is in the best interests of the Fund.

The Board unanimously recommends that shareholders vote “FOR” the Proposal.

Q.	How would approval of the Proposal impact the day-to-day management of the Fund?
A.
Approval of the Proposal would provide the Fund’s portfolio managers with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings and will allow for the potential for greater risk exposure, because (as more fully described in the proxy statement) investing a larger percentage of the Fund’s assets in any one issuer will make the Fund more susceptible to adverse events affecting that issuer; however, it is not otherwise expected to affect the way the Fund is currently managed. The investment objective and investment strategies for the Fund will not change due to approval of the Proposal and the portfolio managers currently intend to manage the Fund using substantially similar risk and volatility guidelines they have used managing the Fund while it has been classified as a diversified company. In addition, while the Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

Q.	What will happen if shareholders do not approve the Proposal?
A.	If the Fund’s shareholders do not approve the Proposal, the Fund will remain a diversified company and retain its current fundamental investment policy on diversification.
Q.	Will my vote make a difference?
A.	YES. Your vote is very important and can make a difference in the management of your Fund, no matter how many shares you own.
Q.	How do I vote my shares?
A.
Voting is quick and easy. Everything you need is enclosed. You can vote in several ways: by telephone, via the Internet, on your mobile device, by downloading the ProxyVote App, by returning the proxy card by mail, or by participating at the Meeting. We encourage you to vote by telephone, via the Internet, or via the ProxyVote App, which will reduce the time and costs associated with this proxy solicitation.

To vote by telephone:	To vote by Internet:	To vote by mobile device:
(1)Read the Proxy Statement and have your Proxy Card at hand.	(1)Read the Proxy Statement and have your Proxy Card at hand.	(1)Read the Proxy Statement and have your Proxy Card at hand.
(2)Call the toll-free number shown on your Proxy Card.	(2)Go to the website shown on your Proxy Card.	(2)Download the ProxyVote App on your mobile device.
(3)Enter the control number shown on your Proxy Card and follow the simple instructions.	(3)Enter the control number shown on your Proxy Card and follow the simple instructions.	(3)Scan the control number shown on your Proxy Card and follow the simple instructions.

Shareholders may also vote at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to vote by one of the methods discussed above. In addition, we ask that you please note the following:
If your shares in the Fund are registered in your name and you want to attend the Meeting, you must present valid photographic identification, such as driver’s license or passport, to gain admission. You may vote your shares in person by ballot at the Meeting.
If you are a beneficial shareholder of the Fund (i.e., you hold your shares of the Fund through a bank, broker, financial intermediary, or other nominee) and want to attend the Meeting, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary, or other nominee or broker’s statement indicating share ownership as of the Record Date. You will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary, or other nominee and present it at the Meeting.
Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Fund at the address indicated on the enclosed envelope provided with the proxy statement. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone, Internet, ProxyVote App may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Q.	Who is paying for the costs of the proxy statement?
A.
The Board and Fred Alger Management, LLC (“Alger”), the Fund’s investment adviser, have agreed that Alger and the Fund will equally share (on a 50/50 basis) the costs associated with the proxy statement and the solicitation and tabulation of proxies.

The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Fund. The aggregate costs of the proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement is anticipated to be approximately $349,000.

Q.	Whom do I call if I have questions?
A.
If you need more information, or have any questions about voting, please call Broadridge, the proxy solicitor for the Fund, toll-free at (833) 215-7516 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Alger at (800) 992-3863 (Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern Time).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Please vote now. Your vote is important.
Please help us avoid adjournments, solicitation phone calls requesting your vote or voting instructions, and additional expenses and mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your vote on the enclosed proxy card, and date and sign it and return it promptly in the postage-paid envelope provided, or record your vote by telephone, via the Internet, or via the ProxyVote App. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares of the Fund are held through a bank, broker, financial intermediary, or other nominee, you must provide voting instructions to your bank, broker, financial intermediary, or other nominee holding your shares about how to vote your shares for them to vote your shares as you instruct at the Meeting.
YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, BY TELEPHONE, VIA THE INTERNET, OR VIA THE PROXYVOTE APP, NO MATTER HOW MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2025.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: WWW.PROXYVOTE.COM

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THE ALGER INSTITUTIONAL FUNDS
Alger Focus Equity Fund
100 Pearl Street, 27th Floor
New York, New York 10004
Notice of Special Meeting of Shareholders
To Be Held On May 5, 2025
Notice is hereby given that a special meeting (the “Meeting”) of shareholders of Alger Focus Equity Fund (the “Fund”), a series of The Alger Institutional Funds (the “Trust”), will be held on May 5, 2025, at 11:00 a.m. (Eastern time), at the offices of Fred Alger Management, LLC (“Alger”), 100 Pearl Street, 28th Floor, New York, New York 10004. The purpose of the Meeting is to seek shareholder approval of the following proposal (the “Proposal”):
Proposal: To change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification.
To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.
The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.
You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of the Fund as of the close of business on March 6, 2025 (the “Record Date”).
Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If proxy cards have been executed, but no instructions are given, such proxies will be voted “FOR” the Proposal. Shareholders who execute proxies or provide voting instructions by telephone, via the Internet, or via the ProxyVote App may revoke them with respect to the Proposal at any time before a vote is taken on such Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary, or other nominee, please consult your bank, broker, financial intermediary, or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.
The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.
If you have any questions about the Proposal to be voted on or the Meeting, please call Broadridge Financial Solutions, Inc., the firm assisting us in the solicitation of proxies, toll free at (833) 215-7516 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Alger at (800) 992-3863 (Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern Time).
By Order of the Board,
Hal Liebes
President of the Trust
100 Pearl Street, 27th Floor
New York, New York 10004
March 11, 2025

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.
Please help us avoid adjournments, solicitation phone calls requesting your vote, and additional expenses and mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your vote on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or vote by telephone, via the Internet, or via the ProxyVote App. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares of the Fund are held through a bank, broker, financial intermediary, or other nominee you must provide voting instructions about how to vote your shares to your bank, broker, financial intermediary, or other nominee holding your shares for them to vote your shares as you instruct at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 5, 2025. The Notice of Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at www.proxyvote.com. On this website, you will be able to access this Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
If you have any questions about the Proposal, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Broadridge, the proxy solicitor for the Fund, toll free at (833) 215-7516 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Alger at (800) 992-3863 (Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern Time).

THE ALGER INSTITUTIONAL FUNDS
Alger Focus Equity Fund
100 Pearl Street, 27th Floor
New York, New York 10004
Special Meeting of Shareholders
To be Held on May 5, 2025
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of trustees (the “Board” and the members of which are referred to as “Trustees”) of The Alger Institutional Funds (the “Trust”). The proxies will be voted at a special meeting (the “Meeting”) of shareholders of Alger Focus Equity Fund (the “Fund”), a series of the Trust, and at any and all adjournments, postponements or delays thereof. The Meeting will take place on May 5, 2025 at 11:00 a.m. (Eastern Time) at the offices of Fred Alger Management, LLC (“Alger”), 100 Pearl Street, 28th Floor, New York, New York 10004. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposal (the “Proposal”):
Proposal: To change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification.
To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.
The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of the Fund and its shareholders. Shareholders will receive a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about March 14, 2025.
The Trust is organized as a Massachusetts business trust and is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s fiscal year end is October 31.
Shareholders of record of the Fund as of the close of business on March 6, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any and all adjournments, postponements or delays thereof. The number of outstanding shares of the Fund as of the Record Date is shown in Appendix A. To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund, except as set forth in Appendix B.

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Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Even if you plan to attend the Meeting, please indicate your vote, sign, date and return the proxy card you received. If you vote by telephone, via the Internet, or via the ProxyVote App, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting website and confirm that your vote is properly recorded.
All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements, or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the Proposal, the shares will be voted “FOR” the Proposal. Shareholders who execute proxies by telephone, via the Internet, or via the ProxyVote App may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary, or other nominee, please consult your bank, broker, financial intermediary, or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.
If your shares in the Fund are registered in your name and you plan to attend the Meeting in person, to gain admission, you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of the Fund (i.e., you hold your shares of the Fund through a bank, broker, financial intermediary, or other nominee) and plan to attend the Meeting in person, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary, or other nominee or broker’s statement indicating share ownership as of the Record Date. Also, if you are a beneficial shareholder of the Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary, or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your vote by telephone, via the Internet, or via the ProxyVote App. Alternatively, you may submit your vote by signing and dating the proxy card you receive, and returning it in the accompanying postage-paid return envelope.

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Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Alger at www.alger.com/fundliterature. The Fund will furnish, without charge, a copy of the Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to Alger by calling (800) 992-3863 or by writing to the Fund c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53212. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.
Please note that only one copy of the annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should the Fund by calling (800) 992-3863 or by writing to the Fund c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53212.

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PROPOSAL—TO CHANGE THE FUND FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY AND TO ELIMINATE THE RELATED FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION
The purpose of the Proposal is to change the Fund from a diversified company to a non-diversified company and to eliminate the Fund’s related fundamental investment policy.
The 1940 Act requires the Fund to classify itself as either a “diversified company” or a “non-diversified company” and to recite in its registration statement its classification. If a fund is a “diversified company,” it must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company and places no single issuer limits on the fund due to that classification.
The Fund currently is classified as a diversified company under the 1940 Act and has adopted the following fundamental policy on diversification:
The Fund is prohibited from “[p]urchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of [the] Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation.”
The Fund’s classification as a diversified company and its related fundamental investment policy on diversification, set forth above, may not be changed or eliminated without the approval of the Fund’s shareholders.
The Board has reviewed and approved the Proposal for the Fund. The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), has determined that the Proposal is in the best interests of the Fund. The Board unanimously recommends that shareholders vote “FOR” the Proposal.
Although the Fund is an actively managed fund, and not an index fund, the Fund currently invests, and expects to continue to invest, in some of the top holdings of its style-specific benchmark index, the Russell 1000 Growth Index (the “Benchmark Index”). The Fund’s portfolio managers may underweight or overweight such holdings relative to the Benchmark Index based on their evaluation of those companies. The Fund’s diversification status limits its ability

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to invest above 5% of its portfolio in certain issuers and forces the Fund’s portfolio to be underweight as compared to some of the top holdings in the Benchmark Index, even if the Fund’s portfolio managers find such holdings to be attractive investment opportunities. As a result, the Fund’s portfolio managers may be prohibited from being equal to or overweight relative to the Benchmark Index in these top holdings.
In contrast to the Fund, the Benchmark Index is not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Benchmark Index have experienced significant increases in their market capitalizations. As a result, the Benchmark Index has become much more concentrated at the individual stock level. For example, as of December 31, 2024, 40.54% of the Benchmark Index was represented by four stocks that each have a greater than 5% weight. This level of index concentration, coupled with the limitations placed on a diversified company, can, at times, constrain the Fund’s ability to fully achieve target exposures to individual securities.
In selecting investments for the Fund, Alger considers certain of the stocks in the Benchmark Index as potential investments, in accordance with the Fund’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times, the Fund must underweight at least some of these holdings relative to their weights in the Benchmark Index even if Alger finds them to be attractive investment opportunities. The Fund’s diversification status forces the Fund to be underweight certain of the Benchmark Index’s top holdings, meaning that Alger cannot choose to invest equal or overweight positions relative to the Benchmark Index even if, in accordance with the Fund’s investment objective and principal investment strategy, Alger determines that such holdings represent the best available investment opportunities. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform the Benchmark Index or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. Alger believes reclassifying the Fund as a non-diversified company is in the best interests of the Fund and its shareholders because the non-diversified status will provide Alger with additional investment flexibility and the potential to enhance the Fund’s performance.
While approval of the Proposal would provide Alger with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposure to certain holdings, it is not otherwise expected to affect the way the Fund is currently managed. The investment objective and investment strategies for the Fund will not change due to approval of the Proposal. In addition, while the Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

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The 1940 Act diversification requirements are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code of 1986. The Proposal does not in any way affect the Fund’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.
Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If Alger takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if Alger had diversified the Fund’s investments consistent with the requirements of a diversified company under the 1940 Act. While the change to a non-diversified company classification will allow for the potential for greater risk taking by the Fund, the portfolio managers currently intend to manage the Fund using substantially similar risk and volatility guidelines they have used managing the Fund while it has been classified as a diversified company.
If shareholders approve the Proposal, the Fund may operate as a non-diversified company or, in Alger’s discretion, it may not, subject to the best interests of the Fund and its shareholders. However, if the Fund ceases to operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require the Fund to seek shareholder approval again to operate as a non-diversified company.
At a meeting held on February 18, 2025, the Board unanimously approved the submission of the Proposal to Fund shareholders for their approval. Your Board unanimously recommends that you vote “FOR” the Proposal.
VOTING INFORMATION
Shareholders Entitled to Vote
You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of the Fund at the close of business on the Record Date of March 6, 2025.

6

Quorum
A quorum of shareholders of the Fund is required to be present in person or represented by proxy in order to take any action at the Meeting with respect to the Proposal. A majority of the Fund’s outstanding shares as of the Record Date, without regard to classes of shares, shall constitute a quorum at the Meeting for acting on the Proposal.
Voting Requirement
Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) as of the Record Date. This means the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
How Votes Will Be Counted
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Appendix A sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on the Proposal.
If a proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. If you hold your shares directly through the Fund (i.e., not through a bank, broker, financial intermediary, or other nominee), and if you return a properly executed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Board “FOR” the Proposal.
If you are a beneficial shareholder of the Fund (that is, if you hold shares of the Fund through a bank, broker, financial intermediary, or other nominee (called a service agent) who holds shares for its customers and clients in “street name”), the Trust expects that your service agent will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. To ensure that your shares are voted at the Meeting the way you instruct, you must provide voting instructions to your bank, broker, financial intermediary, or other nominee holding your shares about how to vote your shares. A properly executed proxy

7

card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal.
Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the Proposal.
Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting.
How To Vote
Shareholders as of the Record Date can vote in several ways: by telephone, via the Internet, on your mobile device, by downloading the ProxyVote App, by returning the proxy card by mail, or by participating at the Meeting. We encourage you to vote by telephone, via the Internet, or via the ProxyVote App, which will reduce the time and costs associated with this proxy solicitation.

To vote by telephone:	To vote by Internet:	To vote by mobile device:
(1)Read the Proxy Statement and have your Proxy Card at hand.	(1)Read the Proxy Statement and have your Proxy Card at hand.	(1)Read the Proxy Statement and have your Proxy Card at hand.
(2)Call the toll-free number shown on your Proxy Card.	(2)Go to the website shown on your Proxy Card.	(2)Download the ProxyVote App on your mobile device.
(3)Enter the control number shown on your Proxy Card and follow the simple instructions.	(3)Enter the control number shown on your Proxy Card and follow the simple instructions.	(3)Scan the control number shown on your Proxy Card and follow the simple instructions.

Shareholders may also vote at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to vote by one of the methods discussed above. In addition, we ask that you please note the following:
•
If your shares in the Fund are registered in your name and you want to attend the Meeting, you must present valid photographic identification, such as driver’s license or passport, to gain admission. You may vote your shares in person by ballot at the Meeting.

•
If you are a beneficial shareholder of the Fund (i.e., you hold your shares of the Fund through a bank, broker, financial intermediary, or other nominee) and want to attend the Meeting, you will also be

8

required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary, or other nominee or broker’s statement indicating share ownership as of the Record Date. You will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary, or other nominee and present it at the Meeting.
Revoking a Proxy or Changing a Vote
Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise. Shareholders who execute proxies or vote by telephone, via the Internet, or via the ProxyVote App may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary, or other nominee, please consult your bank, broker, financial intermediary, or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.
Adjournment
The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of the Fund, or by the chair of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with applicable state law and the Trust’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

9

ADDITIONAL INFORMATION
Investment Adviser, Administrator, and Distributor
Alger, located at 100 Pearl Street, 27th Floor, New York, New York 10004, serves as the Fund’s investment adviser and provides certain administrative services to the Fund.
Fred Alger & Company, LLC (“FAC”), located at 100 Pearl Street, 27th Floor, New York, New York 10004, distributes the Fund’s shares and incurs the expenses of distributing the Fund’s shares under a distribution agreement with the Trust.
Alger and FAC are each directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger, FAC, and Alger Group Holdings, LLC are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of Alger Group Holdings, LLC.
5% Share Ownership
As of March 1, 2025, to the best of the Fund’s knowledge, the persons listed in Appendix B owned more than 5% of the outstanding shares of the classes of the Fund indicated.
Submission of Shareholder Proposals
The Trust does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Trust and its series, including the Fund, must be received at the offices of the Trust, 100 Pearl Street, 27th Floor, New York, New York 10004, at a reasonable time before the Trust begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.
Annual Reports
Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Alger, at www.alger.com/fundliterature. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to Alger by calling (800) 223-3810 or by writing to the Fund c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53212. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

10

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.
Shareholder Communications
Shareholders who want to communicate with the Board or any individual Trustee should write the Trust to the attention of Secretary, 100 Pearl Street, 27th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.
Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trust’s Chief Compliance Officer (“CCO”), the Trust’s Principal Financial Officer, or the Chair of the Trust’s Audit Committee, 100 Pearl Street, 27th Floor, New York, New York 10004. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee. Such letters may be submitted on an anonymous basis.
Expense of Proxy Solicitation
Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Alger, affiliates of Alger or other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies.
In addition, the Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Fund. The Board and Alger have agreed that Alger and the Fund will equally share (on a 50/50 basis) the costs associated with the proxy statement and the solicitation and tabulation of proxies. The Fund’s portion of such expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund or some of its share classes.

11

The aggregate costs of the proxy statement, including the preparation, printing, distribution and proxy solicitation costs, additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement is anticipated to be approximately $349,000.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
General
Alger does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.
A list of the Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.
Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card to vote by telephone, via the Internet, or via the ProxyVote App.
By Order of the Board,
Hal Liebes
President of the Trust
March 11, 2025

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APPENDIX A: SHARES OUTSTANDING/VOTES
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. The table below set forth the number of shares outstanding of each class of shares of the Fund and the number of votes to which each such class is entitled as of the Record Date:

Alger Focus Equity Fund	Shares Outstanding
Class A Shares	2,347,784.52
Class C Shares	1,264,686.57
Class I Shares	1,220,326.57
Class Y Shares	1,626,153.23
Class Z Shares	19,894,412.03
Grand Total	26,353,362.91

A-1

APPENDIX B: 5% OWNERSHIP
As of March 1, 2025, to the best knowledge of the Trust, the persons listed below owned more than 5% of the outstanding shares of the class of the Fund indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.
For purposes of this Appendix B, refer to the below table for the full name and address of certain 5% owners who are listed for in the table for this Appendix B.

Name and Address of Beneficial Owner

Charles Schwab & Co., Inc.
Attn. Mutual Fund Operations
211 Main St.
San Francisco, CA 94105
Empower Trust
FBO Employee Benefits Clients 401K
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111
J P Morgan Securities LLC
Mutual Fund Department
4 Chase Metrotech Ctr, 3rd Floor
Brooklyn, NY 11245
LPL Financial
Omnibus Customer Account
Attn. Mutual Fund Trading
9785 Towne Centre Drive
San Diego, CA 92121
MLPF&S
For the Sole Benefit of its Customers
Attn. Fund Administration
4800 Deer Lk. Dr. E, 2nd Fl.
Jacksonville, FL 32246

National Financial Services
Attn. Mutual Funds Department, 4th Floor
499 Washington Blvd.
Jersey City, NJ 07310
Pershing LLC
1 Pershing Plz.
Jersey City, NJ 07399
Raymond James & Associates Inc.
Omnibus for Mutual Funds
880 Carillon Parkway
St. Petersburg, FL 33716-1102
UBS WM USA
1000 Harbor Blvd.
Weehawken, NJ 07086
Wells Fargo Clearing Services
One North Jefferson Ave.
Saint Louis, MO 63103

B-1

Name of Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Class A Shares	Charles Schwab & Co., Inc.	521,004.104	22.44%
	Wells Fargo Clearing Services	322,136.286	13.87%
	LPL Financial	234,766.611	10.11%
	Pershing LLC	173,992.082	7.49%
	UBS WM USA	152,158.620	6.55%
Class C Shares	LPL Financial	144,748.188	11.47%
	Wells Fargo Clearing Services	111,567.891	8.84%
	Raymond James & Associates Inc.	106,034.794	8.40%
	Pershing LLC	77,712.461	6.16%
	Charles Schwab & Co., Inc.	73,376.599	5.81%
Class I Shares	Pershing LLC	226,360.761	18.93%
	Charles Schwab & Co., Inc.	194,224.879	16.24%
	DCGT as Trustee and/or Custodian For the Benefit of PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	190,392.942	17.13%
	Empower Trust	62,214.486	5.20%
Class Y Shares	National Financial Services	691,271.648	43.19%
	MLPF&S	209,856.207	13.11%
	J P Morgan Securities LLC	142,268.244	8.89%
	Empower Trust	141,899.165	8.87%
	SEI Private Trust Company c/o First Hawaiian Bank 1 Freedom Valley Drive Oaks, PA 19456	85,528.833	5.34%
Class Z Shares	LPL Financial	4,273,317.357	21.47%
	Raymond James & Associates Inc.	2,790,142.401	14.02%
	Pershing LLC	2,514,403.078	12.63%
	National Financial Services	2,256,140.288	11.33%
	Wells Fargo Clearing Services	2,067,398.351	10.39%
	UBS WM USA	1,136,895.413	5.71%

B-2

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63227-S09974

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends that you vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
1. To change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V63228-S09974

ALGER FOCUS EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER LISTED ON THE REVERSE SIDE WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER LISTED ON THE REVERSE SIDE WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE